October 23, 1998


                DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                DREYFUS U.S. TREASURY SHORT TERM FUND
                DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                DREYFUS U.S. TREASURY LONG TERM FUND

                Supplement to Prospectus Dated May 15, 1998


Small Account Fee

     In order to offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.